Portfolio of Investments (unaudited)
CALIFORNIA TAX EXEMPT FUND
September 30, 2019

Principal
Amount		Security	Value
		MUNICIPAL BONDS—96.2%
		Airport—11.4%
$2,000	M	San Francisco City & County Airports 5% 5/1/2034	$2,498,400
		San Jose Airport Revenue:
575	M	5% 3/1/2036	700,695
570	M	5% 3/1/2037	692,744
1,000	M	5% 3/1/2042	1,202,120
			5,093,959
		Education—9.7%
		California Educ. Facs. Auth. Revenue:
500	M	Harvey Mudd College 5.25% 12/1/2031	542,580
1,100	M	Stanford University 5.25% 4/1/2040	1,655,236
300	M	California School Fin. Auth. 5.875% 10/1/2044	333,132
1,000	M	California State Muni Fin. Auth. 5% 1/1/2032	1,216,280
500	M	University of California Rev. 5% 5/15/2043	616,240
			4,363,468
		Electric—2.7%
1,000	M	Los Angeles Department of Water & Power 5% 7/1/2042	1,206,320
		General Obligation—21.8%
		California State Various Purpose:
1,000	M	5% 9/1/2031	1,139,840
2,000	M	5% 4/1/2037	2,237,140
1,000	M	Fresno Unified School District 5% 8/1/2041	1,197,440
1,000	M	Los Angeles Unified School District 5% 7/1/2040	1,180,530
1,000	M	Moreno Valley Unified School District 5% 8/1/2043	1,238,150
185	M	Natomas Unified School District 5.95% 9/1/2021	193,614
1,000	M	New Haven Unified School District 5% 8/1/2040	1,165,340
1,000	M	San Diego Unified School District 5% 7/1/2040	1,171,560
250	M	West Contra Costa Unified School District 5.25% 8/1/2032	269,223
			9,792,837
		Health Care—2.6%
1,000	M	California Health Facs. Fin. Auth. Rev. 5% 8/15/2043	1,160,540
		Hospital—.8%
300	M	California Statewide Communities Dev. Authority
		(Loma Linda University Medical Center) 5.25% 12/ 1/2056	339,747
		Housing—2.1%
		California Statewide Communities Dev. Authority:
550	M	NCCD-Hooper Street LLC 5.25% 7/1/2052	633,787
300	M	Provident Group-Pomoma Properties 5.75% 1/15/2045	324,642
			958,429
		Lease—5.8%
750	M	California State Municipal Fin. Auth. 5% 6/1/2043	912,480
		California State Public Works Lease Revenue:
500	M	5% 12/1/2029	538,915
1,000	M	5.5% 11/1/2030	1,159,300
			2,610,695
		Other Revenue—2.9%
300	M	California Community Hsg. Agy. Rev. 5% 4/1/2049	334,809
		California School Fin. Auth. Revenue:
300	M	3% 7/15/2020	300,015
300	M	5.625% 10/1/2034	335,556
300	M	California State Pollution Control 8% 7/1/2039	327,387
			1,297,767
		Other Tax—6.0%
500	M	Los Angeles County Metropolitan Trans. Auth. 5% 7/1/2032	648,230
300	M	Puerto Rico Sales Tax Rev. 4.75% 7/1/2053	312,000
1,200	M	Sacramento Convention Center 5% 6/1/2038	1,477,908
		Virgin Islands Public Finance Auth. Revenue:
150	M	4% 10/1/2022	147,279
100	M	5% 10/1/2029	100,438
			2,685,855
		Pre-Refunded/Escrowed-to-Maturity—6.8%
1,000	M	Bay Area Toll Auth. Toll Bridge Rev. 5% 4/1/2023 (a)	1,133,810
1,000	M	California State Public Works Lease Rev. 5% 9/1/2022 (a)	1,114,580
500	M	Centinela Valley Union School District 5% 8/1/2021 (a)	536,180
250	M	San Joaquin County Trans. Auth. Sales Tax 5.75% 3/1/2021 (a)	266,262
			3,050,832
		Tobacco—3.5%
400	M	Golden State Tobacco Securitization 5% 6/1/2047	410,440
1,000	M	Golden State Tobacco Settlement 5% 6/1/2045	1,161,770
			1,572,210
		Toll & Turnpike—5.6%
2,000	M	Bay Area Toll Bridge Rev. 5% 4/1/2044	2,506,860
		Transportation—3.5%
375	M	Guam Port Authority Port Rev. 5% 7/1/2048	444,116
1,000	M	San Francisco Muni. Transportation Agy. Rev. 5% 3/1/2032	1,121,160
			1,565,276
		Water/Sewer—11.0%
		Los Angeles Wastewater Sys. Revenue:
1,000	M	5% 6/1/2035	1,184,530
1,000	M	5% 6/1/2038	1,254,130
2,000	M	Southern California Water Replenishment 5% 8/1/2043	2,479,940
			4,918,600

Total Value of Municipal Bonds (cost $39,341,826)	96.2%	43,123,395
Other Assets, Less Liabilities	3.8	1,690,247
Net Assets	100.0%	$44,813,642

At September 30, 2019, the cost of municipal investments for federal income tax purposes was $39,341,826. Accumulated net unrealized appreciation on investment was $3,781,569, consisting of $3,781,655 gross unrealized appreciation and $86 gross unrealized depreciation.

FOOTNOTES

(a)	Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.

1. Security Valuation—The municipal securities in which the Funds invest are traded primarily in the over-the-counter markets. Such securities are valued daily based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (“the Board”). The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers and other available information in determining value. If prices are not readily available or are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities are valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, the Funds may value the defaulted bond daily based upon the value of a comparable bond which is not in default. In selecting a comparable bond, the Funds will consider security type, rating, market condition and yield.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Municipal bonds are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term tax exempt investments are categorized in Level 2. Securities that are fair valued by the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3
Investments in Municipal Bonds*
California	-	43,123,395	-

*	The portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 or Level 2 by the Fund for the period ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

2. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes, which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregate assets for these transactions. Cost is determined, and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Interest income is earned from settlement date and recorded on the accrual basis. Bond premiums and discounts on securities are accreted or amortized using the interest method. Interest Income on zero coupon bonds is accrued daily at the effective interest rate. Estimated expenses are accrued daily.

3. Derivatives—The Funds may invest in derivatives such as futures contracts, options on futures contracts (“options”), inverse floating rate securities (“inverse floaters”), interest rate swap agreements (“swap agreements”) and Municipal Market Data rate locks (“MMD Rate Locks”) to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the Funds’ adviser, FIMCO, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. For the period ended September 30, 2019, the Fund held no investments in futures contracts.

Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floater may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

The Funds may enter into transactions in which they transfer fixed rate bonds to trusts in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The inverse floating rate securities issued in connection with the trusts give the Funds the right (1) to cause the holders of the floating rate notes to be tendered at par and (2) to transfer the fixed rate bond from the trusts to the Funds, thereby collapsing the trusts. The Funds account for these transactions as secured borrowings, with the fixed rate bonds remaining in the Funds' investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "floating rate notes issued” in the Statements of Assets and Liabilities. The notes issued by the trusts have interest rates that generally reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Expenses of the trusts, including interest paid to holders of the floating rate notes, are included in the Statements of Operations. For the period ended September 30, 2019, the Fund had no investments in inverse floaters that were acquired through exchanges with trusts.

Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time. For example, two parties may agree to exchange interest payments on variable and fixed rate instruments. The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio. Swap agreements are marked-to-market daily based on valuations provided by a pricing service and changes in value, if any, are recorded as unrealized appreciation or depreciation in the Statements of Operations. Gains or losses are realized upon early termination of the swap agreements. Risks may exceed the amounts shown in the Statements of Assets and Liabilities. These risks include failure of the counterparty to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. For the period ended September 30, 2019, the Fund had no investments in swap agreements.

An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. There is no payment made or received at inception of the MMD Rate Lock. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to an MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund. The use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions. If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. For the period ended September 30, 2019, the Fund had no investments in MMD Rate Locks.